                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 25, 2003

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
DELAWARE                             333-89080            13-3692801
--------                             ---------            ----------
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE     (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)       NUMBER)              IDENTIFICATION NUMBER)
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
388 GREENWICH STREET, NEW YORK, NEW YORK                          10013
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)
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REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 816-7496
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Item 1.           Changes in Control of Registrant.

                  NOT APPLICABLE.

Item 2.           Acquisition or Disposition of Assets.

                  NOT APPLICABLE.

Item 3.           Bankruptcy or Receivership.

                  NOT APPLICABLE.

Item 4.           Changes in Registrant's Certifying Accountant.

                  NOT APPLICABLE.

Item 5.           Other Events.

                  DOCUMENTS INCORPORATED BY REFERENCE.

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2003 and for the periods ending June 30, 2003 and June 30, 2002, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2003 (which was filed with the Securities and Exchange Commission on August 14, 2003) and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003,
                  April 21, 2003 and July 18, 2003 as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-89080) of the Registrant; and
                  (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Minimum Return Asset Backed Certificates Trust Series DJIA 2003-16, and shall be deemed to be part hereof and thereof.

Item 6.           Resignations of Registrant's Directors.

                  NOT APPLICABLE.

Item 7.           Financial Statements, Pro-Forma Financial Information and
                  Exhibits.

                  (a)  NOT APPLICABLE.
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                  (b)  NOT APPLICABLE.

                  (c)  EXHIBITS.

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
Item 601(a) of Regulation S-K Exhibit No. (EX-23)                     Description
                              ----------                               -----------
                                                              Consent of KPMG LLP, independent auditors of
                                                              Ambac Assurance Corporation and subsidiaries
                                                              in connection with TIERS(R)
                                                              Principal-Protected Minimum Return Asset
                                                              Backed Certificates Trust Series DJIA
                                                              2003-16
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated September 25, 2003
                                                STRUCTURED PRODUCTS CORP.

                                                By:       /s/ John Dickey
                                                      -------------------------
                                                          Authorized Signatory
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EXHIBIT INDEX

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
Exhibit No.              Description                                                             Paper (P) or
-----------              -----------                                                             ------------
                                                                                                 Electronic (E)
                                                                                                 --------------

(EX-23) Consent of KPMG LLP, independent auditors of Ambac Assurance E Corporation and subsidiaries in connection with TIERS(R) Principal-Protected Minimum Return Asset Backed Certificates Trust Series DJIA 2003-16
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